                                                                 EXHIBIT 10.8(c)

                         NORTHERN ARCH RESOURCES LTD.,
                         A WHOLLY-OWNED SUBSIDIARY OF
                              ARCH PETROLEUM INC.

                     LETTER OF ACCEPTANCE AND TRANSMITTAL
                       FOR COMMON SHARES (INCLUDING THE
                    ASSOCIATED RIGHTS UNDER THE SHAREHOLDER
               RIGHTS PLAN AGREEMENT) OF TRAX PETROLEUMS LIMITED


________________________________________________________________________________
   THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 4:30 P.M. LOCAL TIME AT THE PLACE
     OF DEPOSIT, ON JANUARY 31, 1996 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN
________________________________________________________________________________


                      The Depositary, the Dealer Manager,
                (see below for addresses and telephone numbers) your broker or other financial advisor will assist you in completing this Letter of Acceptance and Transmittal


   PLEASE REVIEW THE INSTRUCTIONS ON PAGE 5 BEFORE COMPLETING THIS LETTER OF
                          ACCEPTANCE AND TRANSMITTAL.


          This Letter of Acceptance and Transmittal, or a manually signed facsimile hereof, is to be completed only by Shareholders if certificates for Common Shares including the associated Rights are to be deposited herewith. (Unless the context otherwise requires, "Common Shares" means the Common Shares and the associated Rights.) Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary at or prior to the Expiry Time may, in respect of Common Shares, deposit their Common Shares according to the Procedure for Guaranteed Delivery set forth in Section 3 of the Offer. See Instruction 5 of this Letter of Acceptance and Transmittal. The terms, conditions and definitions used in the accompanying Offer and Circular are incorporated into and form part of this Letter of Acceptance and Transmittal.

TO:       NORTHERN ARCH RESOURCES LTD., A WHOLLY-OWNED SUBSIDIARY OF ARCH
          PETROLEUM INC.
AND TO:   MONTREAL TRUST COMPANY OF CANADA, AS DEPOSITARY

The undersigned Shareholder:

1.   acknowledges receipt of the Offer and Circular dated January 9, 1996;

2. subject only to the rights of withdrawal set out in the Offer and, if applicable, to the terms and conditions of the Agreement to Tender, irrevocably accepts the Offer, on and subject to its terms and conditions, and deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Common Shares described below (the "Purchased Shares") and in and to any and all dividends, stock dividends, securities, rights, warrants or other interest or distribution (collectively, "Other Securities") accrued, declared, paid, issued, distributed, made or transferred on or in respect of the Purchased Shares on and after January 9, 1996, effective the date the Offeror purchases the Purchased Shares (the "Effective Date");

                    DESCRIPTION OF COMMON SHARES DEPOSITED
           (if insufficient space, attach a list in the form below)

________________________________________________________________________________
                          Name(s) and Address(es) of           Number of
 Certificate Numbers(s)      Registered Holder(s)       Common Shares Deposited*
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                              TOTAL
                                                    ____________________________

*See Instruction 7

3. represents and warrants that (a) the undersigned has good title to the Purchased Shares free and clear of all liens, restrictions, charges, encumbrances, claims and equities, (b) the undersigned has full power and authority to sell, assign and transfer without restriction the Purchased Shares and Other Securities to the Offeror and (c) the Offeror will acquire good and unencumbered title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and equities;

4. covenants that he will execute, upon request, any additional documents necessary or desirable to complete the sale, assignment and transfer of the Purchased Shares and Other Securities to the Offeror;

5. in the case of Shareholders who are residents of Canada, directs the Depositary (a) to issue or cause to be issued a cheque in the full amount of the purchase price to which the undersigned is entitled for his Purchased Shares under the Offer in the name indicated below and to send such cheque to the address, or hold the same for pickup, as indicated below and (b) return any certificates for Common Shares not purchased to the address indicated below (and if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as it appears on the applicable security register of Trax);

6. in the case of Shareholders who are residents or citizens of the United States or residents of any other Foreign Country, directs the Depositary
     (a) to issue or cause to be issued a cheque or cheques, as provided for herein and in the Offer, in the full amount of the purchase price to which the undersigned is entitled for his Purchased Shares under the Offer, less any applicable withholding taxes as advised by the Offeror in the name indicated below and to send such cheque to the address, or hold for pickup, as indicated below and (b) return any certificates for Common Shares not purchased to the address indicated below (and if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as it appears on the applicable security register of Trax);

7. unless otherwise agreed to in writing with the Offeror or an affiliate of the Offeror, agrees, from and after the Effective Date, (a) not to vote any of the Purchased Shares or Other Securities at any meeting (whether annual, special or otherwise) of holders of Purchased Shares or Other Securities,
     (b) not to exercise any other rights or privileges attached to any Purchased Shares or Other Securities, and (c) to execute and deliver to the Offeror any and all instruments or proxy, authorizations or consents in respect of any or all of the Purchased Shares or Other Securities and designate in any such instruments of proxy the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the undersigned;

8.   waives any right to receive notice of purchase of the Purchased Shares;

9. irrevocably appoints the Offeror as his true and lawful agent, attorney and attorney-in-fact with respect to the Purchased Shares and the Other Securities, issued, transferred or distributed on or in respect of the Purchased Shares on or after the date of the Offer, effective from the Effective Date, with full power of substitution, in the name and on behalf of the undersigned, to register or record, transfer and enter the transfer of the Purchased Shares and any Other Securities on the books of Trax and to exercise any and all of the rights of the undersigned in respect of the Purchased Shares and Other Securities including, without limitation, to execute and deliver any and all instruments of proxy, authorizations or consents in respect of all or any of the Purchased Shares and Other Securities, revoke any such instrument, authorization or consent given prior to or after the Effective Date and designate in any such instruments of proxy any person or persons as the proxy or proxy nominee or nominees of the undersigned;

10. acknowledges that of the purchase price per Common Share and associated Right, the Offeror has allocated the entire cash consideration to the Common Share and nil value to the associated Right. The undersigned agrees to accept such determinations for all purposes, including for the purpose of completing the undersigned's income tax return under the Income Tax Act (Canada);

11. revokes any and all other authority, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Purchased Shares or Other Securities and agrees no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise will be granted with respect to the Purchased Shares or Other Securities by or on behalf of the undersigned, unless the Purchased Shares are not taken up and paid for under the Offer;

12. acknowledges that all authority herein conferred or agreed to be conferred shall survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned; and

13. by virtue of the execution of this Letter of Acceptance and Transmittal, shall be deemed to have agreed with the Offeror and the Depositary that any contract contemplated by the Offer and this Letter of Acceptance and Transmittal as well as all documents relating thereto be drawn up in the English language only.

     En signant la presente lettre d'acceptation et d'envoi, le soussigne sera repute avoir covenue avec Northern Arch et le depositarie que tous les contrats decoulant de l'Offre et de la presente lettre d'acceptation et d'envoi et tous les documents y afferents, soient rediges exclusivement en anglais.

________________________________________________________________________________
[_] CHECK HERE IF CERTIFICATES FOR DEPOSITED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):_______________________________________________
Date of Execution of Notice of Guaranteed Delivery:____________________________ Name of Eligible Institution that Guaranteed Delivery:_________________________
________________________________________________________________________________

________________________________________________________________________________
                   PLEASE INSERT THE NAME OF THE INVESTMENT
                    DEALER OR BROKER SOLICITING ACCEPTANCE

NAME OF FIRM:__________________________________________________________________

NAME OF INDIVIDUAL:____________________________________________________________

ADDRESS OF FIRM:_______________________________________________________________
________________________________________________________________________________

_________________________________________   ____________________________________
     SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 2, 4 and 8)             (See Instructions 2, 4 and 8)

To be completed ONLY if the cheque in        To be completed ONLY if the cheques
payment for Common Shares or the             for payment of Common Shares or the
certificate for Common Shares not            certificate for Common Shares not
purchased are to be issued in                purchased, are to be sent to
the name of someone other than the           someone other than the undersigned
undersigned.                                 or to the undersigned at an
                                             address other than that appearing
                                             under "Description of Common Shares
Issue the cheque in payment for              Deposited" or are to be held by the
Common Shares and the certificate for        Depositary for pick up by the
Common Shares not purchased in the name      undersigned or by any person
of:                                          designated by the undersigned in
                                             writing.
NAME:___________________________________     Mail the cheque or certificate for
               (Please Print)                Common Shares not deposited or
                                             purchased to:

ADDRESS:________________________________
                                             NAME:______________________________
                                                          (Please Print)
________________________________________
          (Include Postal Code)
                                             ADDRESS:___________________________
                                             ___________________________________
                                                    (Include Postal Code)
_________________________________________
                                             Hold the cheque and certificate for
                                             Common Shares not purchased for
                                             pickup at the following office of
                                             the Depositary:

                                             ___________________________________
                                                      (Specify Office)
                                            ____________________________________

________________________________________________________________________________
SIGNATURE GUARANTEED BY:(SEE                          SIGN HERE
INSTRUCTION 2)

                                            DATED:_________, 1996.

________________________________________    ____________________________________
       (Authorized Signature)                   (Signature of Shareholder or
                                                  Authorized Representative -
                                                     See Instructions)

________________________________________    ____________________________________
    (Name of Eligible Institution)              (Name of Shareholder - Please
                                                           Print)
                                            Social Insurance No.:_______________
________________________________________________________________________________


________________________________________________________________________________

                            DO NOT WRITE IN THIS BOX

Date Received:_________________________     Certificates Examined by:___________

No. of Common Shares Received:_________     Certificate(s) No.__________________

Amount of Cheque Mailed:_______________     Cheque No.:_________________________

Date Mailed:___________________________     Checked by:_________________________
________________________________________________________________________________

                                 INSTRUCTIONS

1. DELIVERY OF LETTER OF ACCEPTANCE AND TRANSMITTAL AND CERTIFICATES. To accept the Offer certificate(s) representing such Common Shares, together with a properly completed and duly executed Letter of Acceptance and Transmittal or facsimile thereof and all other documents required by this Letter of Acceptance and Transmittal, must be received by the Depositary at one of the offices listed below at or prior to the Expiry Time.

     The method of delivery of certificates, this Letter of Acceptance and Transmittal and all other required documents is at the option and risk of the depositing Shareholder. The Offeror recommends that such documents be delivered by hand to the Depositary and a receipt obtained or, if mailed, that registered mail, return receipt or acknowledgement of receipt requested, be used and proper insurance be obtained.

     No alternative, conditional or contingent deposits will be accepted and no fractional Common Shares will be purchased.

2. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Acceptance and Transmittal if such Common Shares are deposited for the account of a Canadian chartered bank, a trust company in Canada, a commercial bank or trust company having an office or correspondent in the United States of America or a member firm of The Toronto Stock Exchange, The Alberta Stock Exchange, The Montreal Exchange, the Vancouver Stock Exchange, a national securities exchange in the United States or the National Association of Securities Dealers, Inc. (each an "Eligible Institution").

     IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF ACCEPTANCE AND TRANSMITTAL AND ON CERTIFICATES REPRESENTING COMMON SHARES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

3. SIGNATURES ON LETTER OF ACCEPTANCE AND TRANSMITTAL, POWERS AND ENDORSEMENTS. If this Letter of Acceptance and Transmittal is signed by the registered holder(s) of the Common Shares deposited herewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever and the certificate(s) must be endorsed with the signatures thereon guaranteed by an Eligible Institution.

     If this Letter of Acceptance and Transmittal is signed by a person other than the registered holder(s) of the Common Shares deposited herewith, the certificates must be endorsed or accompanied by appropriate security transfer or stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or powers must be guaranteed by an Eligible Institution.

     If the Common Shares deposited herewith are held of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

     If any deposited Common Shares are registered in different names on similar certificates, it will be necessary to complete, sign and submit as many separate Letters of Acceptance and Transmittal as there are different registrations of certificates.

     If this Letter of Acceptance and Transmittal or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

4. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If cheques are to be issued in payment of the Purchased Shares or certificates for Common Shares not deposited or not purchased, are to be:

               i. issued in the name of a person other than the person signing this Letter of Acceptance and Transmittal;

               ii. sent to someone other than the person signing this Letter of Acceptance and Transmittal or to the person signing this Letter of Acceptance and Transmittal at an address other than that appearing under "Description of Common Shares Deposited" above; or

               iii. held by the Depositary for pickup by the undersigned or any person designated by the undersigned in writing;

     the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions", as applicable, should be completed.

5. PROCEDURE FOR GUARANTEED DELIVERY. If a person wishes to deposit Common Shares pursuant to the Offer and (i) the certificates representing such Common Shares are not immediately available or (ii) such person cannot deliver the certificates and all other required documents to the Depositary at or prior to the Expiry Time, such Common Shares may nevertheless be deposited provided that all of the following conditions are met:

               i.   such a deposit is made by or through an Eligible
                    Institution;

               ii. a properly completed and duly executed Notice of Guaranteed Delivery, in the form enclosed herewith or a facsimile thereof, is received by the Depositary at or prior to the Expiry Time at one of the offices listed below; and

               iii. the certificates representing deposited Common Shares, in proper form for transfer, together with a properly completed and duly executed Letter of Acceptance and Transmittal or facsimile thereof covering such Common Shares and any other documents required by such Letter of Acceptance and Transmittal, are received at the same office of the Depositary prior to 4:30 p.m. local time on the day which is the third trading day on The Toronto Stock Exchange after the Expiry Date.

     The Notice of Guaranteed Delivery may be delivered by hand, mail or facsimile transmission to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice.

6. INADEQUATE SPACE. If the space provided herein is inadequate, the required information should be set out on a separate signed list attached hereto.

7. PARTIAL DEPOSITS. If fewer than all the Common Shares evidenced by any certificates submitted are to be deposited, fill in the number or amount of Common Shares that are to be deposited in the box entitled "Description of Common Shares Deposited". In such case, new certificate(s) for Common Shares not deposited will be issued and sent to the persons signing this Letter of Acceptance and Transmittal, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All Common Shares evidenced by certificates submitted to the Depositary will be deemed to have been deposited unless otherwise indicated.

8. STOCK TRANSFER TAXES. The Offeror will pay any stock transfer taxes with respect to the transfer and sale of Common Shares to it or its order by the registered holder pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if the certificates for Common Shares not deposited or purchased are to be registered in the name of, any person other than the registered holder, or if certificates for Common Shares are registered in the name of any person other than the person(s) signing this Letter of Acceptance and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be payable by the seller (which may include a deduction from the purchase price) unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Depositary or the Dealer Manager. Additional copies of the Offer and the Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained on request and without charge from the Depositary or from the Dealer Manager. Such persons may be contacted at the offices set forth on the last page of this Letter of Acceptance and Transmittal. Shareholders may also contact their local broker, dealer, commercial bank, Canadian chartered bank or trust company for assistance.

          OFFICE OF THE DEPOSITARY, MONTREAL TRUST COMPANY OF CANADA:

   FOR DELIVERY BY HAND, MAIL, OR FACSIMILE TRANSMISSION:  ATTENTION:  STOCK
                              TRANSFER DEPARTMENT


8th Floor, 151 Front Street W.    6th Floor, 530 - 8th Avenue S.W.   2nd Floor, 510 Burrard Street
       Toronto, Ontario                   Calgary, Alberta           Vancouver, British Columbia
           M5J 2N1                            T2P 3S8                           V6C 3B9

  Telephone: (416) 981-9596          Telephone: (403) 267-6555         Telephone:  (604) 661-0222
     Fax: (416) 981-9600                Fax: (403) 266-1490            Facsimile:  (604) 661-9480



                         OFFICE OF THE DEALER MANAGER:



                             Peters & Co. Limited
                          2500, 350 - 7th Avenue S.W.
                               Calgary, Alberta
                                    T2P 4N1

                           Telephone: (403) 261-4850
                              Fax: (403) 266-4116





                             For Information Call:


                       Montreal Trust Company of Canada
                             Shareholder Services
                                (403) 267-6555